
NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

usio®

Investor Presentation

May 2022

usio.com

USIO Nasdaq Listed

FORWARD LOOKING STATEMENTS

Except for the historical information contained herein, the matters discussed in this presentation include forward-looking statements which are covered by safe harbors. Those statements include, but may not be limited to, all statements regarding management's intent, belief and expectations, such as statements concerning our future and our operating and growth strategy. These forward-looking statements are identified by the use of words such as "believe," "intend," "look forward," "anticipate," "schedule," and "expect" among others. Forward-looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company's business that could cause actual results to vary, including risks related to the COVID-19 pandemic and its effect on the economy, risks related to the realization of the anticipated opportunities from the IMS acquisition, the management of the Company's growth, the loss of key resellers, the relationships with the Automated Clearinghouse network, bank sponsors, third-party card processing providers and merchants, the security of our software, hardware and information, the volatility of the stock price, the need to obtain additional financing, risks associated with new tax legislation, and compliance with complex federal, state and local laws and regulations, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission including its annual report on Form 10-K for the fiscal year ended December 31, 2021. One or more of these factors have affected, and in the future, could affect the Company's businesses and financial results in the future and could cause actual results to differ materially from plans and projections. The Company believes that the assumptions underlying the forward-looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the objectives and plans will be achieved. All forward-looking statements made in this presentation are based on information presently available to management. The Company assumes no obligation to update any forward-looking statements, except as required by law. The information presented in this presentation is as of May 11, 2022, unless indicated otherwise.



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usio

Company Overview

USIO (NASDAQ: USIO) is an emerging leader in the FinTech landscape, with solutions in **Card Processing, Payment Facilitation, ACH, Prepaid Card Issuing, Print & Mail and Electronic Bill Presentment and Payment (EBPP)**

USIO's innovative and proprietary payment enablement technology serves Integrated Software Vendors (ISVs) and enterprise level merchants nationwide in traditionally "bill-centric" verticals.

Record FY'21 Revenues



92%
YoY Growth
2020-2021
Annual Revenue
In Millions
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$14.6
$24.0
$28.2
$32.2
$61.9
2017
2018
2019
2020
2021

TRANSACTIONS & DOLLARS
PROCESSED PER YEAR


94%
Growth
2020-2021
Annual Transactions
In millions
0
5
10
15
20
25
30
35
40
10.9
14.3
15.4
18.2
35.3
2017
2018
2019
2020
2021


184%
Growth
2020-2021
Dollars Processed Annually
$-
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$2,830
$3,400
$3,540
$3,340
$9,500
2017
2018
2019
2020
2021

RECENT HIGHLIGHTS
Q1’2022 – ANOTHER RECORD QUARTER

- Revenues were $18.1mm, up 35% compared to $13.4 million in Q1’21
- **$2.2 Billion Dollars Processed**, up 18% over Q1’21
- 10.5mm transactions processed

First Quarter 2022 Processing Results

Card Processing, Including PayFac	vs. Q1’21
Card Dollars Processed	+21%
Card Transactions Processed	+48%

Prepaid	vs. Q1’21
Prepaid Card Load Volume	+134%
Prepaid Card Transaction Volume	+270%
Prepaid Card Purchase Volume	+139%

ACH	vs. Q1’21
Electronic Check Transaction Volume	+21%
Returned Check Transactions Processed	+32%
Electronic Check Dollars Processed	+16%

Output Solutions, Incl. Electronic & Print	vs. Q1’21
Transactions/Pieces Processed	+34%

DOLLARS
PROCESSED PER QUARTER



Dollars Processed per Quarter
In Millions
$3,000.0
$2,500.0
$2,000.0
$1,500.0
$1,000.0
$500.0
$-
$694.1
$852.4
$920.5
$1,865.4
$2,730.0
$2,100.0
$2,900.0
$2,200.0
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22



2021 Dollars Processed Almost Tripled all of 2020.

OUR ACH MODEL

2021
ACH Revenue %


24.9%

TARGET CUSTOMER PROFILE

- Consumer Driven
- B2B Payments
- Bill Payments
- Disbursements

TARGET VERTICALS & CHARACTERISTICS

Healthcare | Utilities | Insurance | Specialized Lending | B2B Billing | Cryptocurrency

- Recurring Transactions
- Low Attrition
- Need for Advanced Technology
- NACHA Certified Third—Party Sender Nacha

HOW WE MAKE MONEY

ON AVERAGE WE EARN	NET REVENUE PER TRANSACTION	MARGIN
$.70	$.41	70%+

ON A RETURN OR ORIGINATION

OUR PREPAID MODEL

Usio operates as both the program manager and issuer processor, providing web and mobile apps, transaction processing, customer service and compliance.



debit
LOGO GOES HERE
JACK DALY

2021 Prepaid Revenue %



10.6%

TARGET CUSTOMER PROFILE

- Governments, non-profits and SMBs needing platform for expense management, general disbursement, incentives, per diems, loyalty programs and more
- Entities looking to migrate away from physical checks or to virtual payment methods. Also offers insight into use of funds / spend.

TARGET VERTICALS & CHARACTERISTICS



Healthcare | Governments | Non-Profit | Education | Auto / Dealerships | Consumer and Sales Oriented Businesses

- Recurring card loads and transactions
- Potential for breakage/spoilage, inactivity Fees, and/or High spend per card
- Low Risk

HOW WE MAKE MONEY

CLIENT FEES	INTERCHANGE	CARDHOLDER FESS / SPOILAGE	MARGIN
$0.35-$4	1%-2%	2%-4%	30-40%+
Per card created and mailed or sent virtually	On card purchases (this is paid for by merchants)	Of amount loaded to cards	

PREPAID HIGHLIGHTS

107% Increase in Revenue 2021 vs. 2020

$184MM Loaded on Cards in 2021

Over 200 Non-profits, Municipalities and Counties signed agreements in the last 24 months

Strong partnership with Mastercard® and active participant in Mastercard's Citypossible® program

Industry leading virtual card platform with substantial flexibility in delivery methods and card and redemption code collection

Fast, efficient and customizable program deployment including "ready-to-ship" and custom branded card options for a variety of program types (disbursement with ATM, incentive, promotional, expense, consumer gift and reloadable)

usio®



SEND BY TEXT OR EMAIL
Pay
ORDER A PHYSICAL CARD

Trusted by Top-tier Nonprofits, Cities, and Businesses

United Way · care · MAYOR'S FUND TO ADVANCE NEW YORK CITY · COMPTON PLEDGE · OpenTable · FANCARDS · NYIC · ACCELERATOR FOR AMERICA

MERCHANT ACQUIRING
PAYMENT FACILITATION

Payment Facilitation (PayFac) is simply the latest innovation in merchant acquiring, providing:

- Frictionless merchant onboarding, enrollment and automated risk/underwriting procedures - which have traditionally been very manual processes - to provide for mass adoption and scale in short order by way of a leveraged distribution model (one to many).
- Our differentiated go-to-market strategy creates loyalty and enhances customer value of the Integrated Software Vendors (ISVs) we serve.
- ISVs are now able to monetize payments flowing through their software applications, turning payments from a cost center to a revenue generating business unit.

2021
Acquiring Revenue %



40.6%

OUR PAYFAC MODEL

TARGET CUSTOMER PROFILE

- ISVs with between $3mm and $30mm ARR who seek to "own the payments ecosystem" within their software application.
- Organizations who desire to penetrate and migrate their existing customer base in short order as well as enroll all net new customers.
- Entities looking to turn payments from a cost center to a revenue generating business unit.

TARGET VERTICALS & CHARACTERISTICS

Healthcare | Utilities | Insurance | Legal | Non-Profit | Property Management

- Low Risk Verticals
- High Average Ticket ($300+)
- Low Attrition
- Recurring Payment Channels

HIGHLIGHTS

- $1.2bn processed in Merchant Acquiring line of business in 2021, including PayFac
- 18% revenue growth over Q1 2021
- Proprietary technology we own and control, unlike perceived "competition"

PAYMENT FACILITATION
REVENUE ILLUSTRATION

	Cost	One Transaction	100,000 Transactions	500,000 Transactions
		$100	*$10,000,000*	*$50,000,000*
COGS				
Issuing Bank	1.90%	$1.90	$190,000	$950,000
Card Brands	0.15%	$0.15	$15,000	$75,000
Processing Expense	$0.05	$0.05	$5,000	$25,000
ISV Rev Share (50%)		$0.450	$45,000	$225,000
Total COGS	**2.50% + $.05**	**$2.55**	**$255,000**	**$1,275,000**
Retail Cost	**2.75% + $.25**	**$3.00**	**$300,000**	**$1,500,000**
Gross Margin ($)		**$0.45**	**$45,000**	**$225,000**
Gross Margin (%)		**15%**	**15%**	**15%**

usio

OUTPUT SOLUTIONS

TARGET CUSTOMER PROFILE

- Outsourced solution for document design, print and electronic delivery via US Post and Electronic
- Entities looking to reduce postage cost and increase efficiencies

TARGET VERTICALS & CHARACTERISTICS

Healthcare | Utilities | Government | Financial Institutions

- Print, Mail & Electronic Billing Dependent
- Recurring Transactions
- Increased turnaround time to get paid faster
- Piece level verification with 2D barcodes, cameras and scanners
- USPS post office located inside of our offices!

2021
Output Solutions
Revenue %



23.9%

PROFIT MARGIN BREAKDOWN

PRINT	POSTAGE	ELECTRONIC	MARGIN
$.15 to $.18 cents per document printed	Average $.01 per document	$.03 - $.05 cents per presentment	15-20%


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

USIO®

Financials

REVENUES BY CATEGORY

	Three Months Ended March 31			
	2022	2021	$ Change	% Change
ACH and Complementary Service Revenue	$ 3,843,316	$ 3,078,456	$ 764,860	25%
Credit Card Revenue	$ 6,768,222	$ 5,723,709	$ 1,044,513	18%
Prepaid Card Services Revenue	$ 2,768,447	$ 886,576	$ 1,881,871	212%
Output Solutions Revenue	$ 4,731,358	$ 3,772,809	$ 958,549	25%
Total Revenue	**$ 18,111,343**	**$ 13,461,550**	**$ 4,649,793**	**35%**

NON-GAAP RECONCILIATION

Non-GAAP Reconciliation	Twelve Months Ended				Three Months Ended			
	31-Dec-21		31-Dec-20		31-Mar-22		31-Mar-21	
(Values in Millions)								
Revenues	$	61.9	$	32.3	$	18.1	$	13.5
Reconciliation from Operating Income (Loss) to Adjusted EBITDA:								
Operating Income (Loss)	$	(0.2)	$	(3.8)		-(1.6)	$	(0.7)
Depreciation and Amortization	$	2.6	$	1.5	$	0.7	$	0.6
EBITDA	$	2.5	$	(2.2)	$	(0.8)	$	(0.1)
Non-cash stock-based compensation expense, net	$	1.5	$	1.5	$	0.6	$	0.3
Adjusted EBITDA	$	4.0	$	(0.8)	$	(0.3)	$	0.2

BALANCE SHEET HIGHLIGHTS

In Millions

Account		3/31/22		12/31/21
Cash	$	7.6	$	7.3
Restricted Cash & Settlement Funds	$	85.8	$	106.8
Total Assets	$	111.8	$	133.7
Short-term/Long-term Debt	$	0.1	$	0.1
Total Liabilities	$	94.2	$	115.0
Total Equity	$	17.5	$	18.7
Total Liability & Stockholder Equity	$	111.8	$	133.7


usio
Nasdaq

NASDAQ: USIO



INVESTMENT SUMMARY

- Innovative Leader in the Fast-Growing FinTech space
- Synergistic Multi-Channel Product Portfolio
  - ACH
  - Prepaid Card Issuing
  - Merchant Processing
  - Electronic Bill Presentment & Payment
  - Print and Mail
- Record Revenues, Volume and Transactions in 2021
- Consolidator in a Consolidating Industry
- Strong Balance Sheet: $7.6mm + Cash at 3/31/22
- We expect revenue growth of 18-20% for 2022.


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

usio®

Investor Presentation

May 2022

usio.com

USIO Nasdaq Listed